                                                                   EXHIBIT 10.5b

                               AMENDMENT NO. 1 TO
                                PATENT, TRADEMARK
                              AND LICENSE AGREEMENT



THIS AMENDMENT, made as of the ______ day of October, 2001, by HEI, Inc., a Minnesota corporation (the "Mortgagor"), in favor of LASALLE BUSINESS CREDIT, INC. (the "Mortgagee").


                              W I T N E S S E T H :


WHEREAS, the Mortgagor and the Mortgagee executed and delivered that certain Patent, Trademark and License Mortgage dated as of July 31, 2000 (the "Mortgage"), in connection with loans and other financial accommodations made by Mortgagee to or for the benefit of the Mortgagor pursuant to that certain Loan and Security Agreement dated July 31, 2000 by and between the Mortgagor and the Mortgagee, as amended (the "Loan Agreement"); and

WHEREAS, subsequent to the execution and delivery of the Mortgage, the Mortgagor has obtained Patent No. US 6,294,966 B1, dated September 25, 2001, on an Interconnection Device (the "New Patent");

WHEREAS, in connection with the execution and delivery of that certain Third Amendment to Loan and Security Agreement of even date herewith, the Mortgagor and Mortgagee desire to amend the Mortgage to expressly include the New Patent.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     1. Amendment of Mortgage: The Mortgage is hereby amended by replacing Exhibit A thereto with Exhibit A attached hereto.

     2. No Other Changes: Except as expressly amended hereby, the Mortgage shall remain in full force and effect in accordance with its original terms.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.


                                       MORTGAGOR:

                                       HEI, INC.


                                       By:  ____________________________________

                                       Its: ____________________________________


                                       MORTGAGEE:

                                       LASALLE BUSINESS CREDIT, INC.


                                       By:  ____________________________________

                                       Its: ____________________________________





THIS INSTRUMENT PREPARED BY AND
  AFTER FILING RETURN TO:

James W. Dierking, Esq.
Winthrop & Weinstine, P.A.
3000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402-4430

                                    EXHIBIT A

                                     PATENTS

----------------------- ------------------ ---------------- ----------------------------------------------------------
APPLICANT               SERIAL NO.         ISSUED           DESCRIPTION
----------------------- ------------------ ---------------- ----------------------------------------------------------
HEI, Inc.               5,847,930                           Edge Terminals for Electronic Circuit Modules
----------------------- ------------------ ---------------- ----------------------------------------------------------
HEI, Inc.               6,014,320          1/11/00          High Density Stacked Circuit Module
----------------------- ------------------ ---------------- ----------------------------------------------------------
HEI, Inc.               5,936,847                           Low Profile Electronic Circuit Modules
----------------------- ------------------ ---------------- ----------------------------------------------------------
HEI, Inc.               08/642,114                          Low Profile Electronic Circuit
----------------------- ------------------ ---------------- ----------------------------------------------------------
HEI, Inc.               6,294,966 B1       9/25/01          Interconnection Device
----------------------- ------------------ ---------------- ----------------------------------------------------------


                              APPLICATIONS PENDING

----------------------- ------------------------- --------------------------------------------------------------------
APPLICANT               APPLICATION NO.           DESCRIPTION
----------------------- ------------------------- --------------------------------------------------------------------

----------------------- ------------------------- --------------------------------------------------------------------
HEI, Inc.               Pending                   High Density Circuit Modules using one or more folded flex circuits
----------------------- ------------------------- --------------------------------------------------------------------

----------------------- ------------------------- --------------------------------------------------------------------

                                 ACKNOWLEDGMENT

STATE OF MINNESOTA         )
                           )  SS.
COUNTY OF HENNEPIN         )


     The foregoing Amendment No. 1 to Patent, Trademark and License Mortgage was executed and acknowledged before me this ___ day of October, 2001, by Steve E. Tondera, personally known to me to be the CFO of HEI, INC., a Minnesota corporation, on behalf of such corporation.


                                       -----------------------------------------
                                       Notary Public

                                          _____________ County, ________


                                       My Commission expires:

                                       -----------------------------------------

                                 ACKNOWLEDGMENT


STATE OF                            )
        ----------------------------
                                    )       SS
COUNTY OF                           )
         ---------------------------


     I, ____________________________, a Notary Public in and for and residing in said County and State, do hereby certify that Dale Grzenia, the Vice President of LaSalle Business Credit, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said bank for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this _______ day of October, 2001.



                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------